UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021 (October 13, 2021)

Assisted 4 Living, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5115 East SR 64 Bradenton, Florida	34208
(Address of Principal Executive Office)	(Zip Code)

(855) 668-3331

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 13, 2021, Assisted 4 Living, Inc., a Nevada corporation (the “Company”), entered into an Agreement of Purchase and Sale (the “Purchase Agreement”), by and between the Company and Crete Plus Five Property, L.L.C., Iowa Lincoln County Property, L.L.C., Muscatine Toledo Properties, L.L.C. and Avery Street Property, L.L.C. (collectively, “Seller”). Seller is the owner of 13 senior housing facilities located in Iowa, Nebraska and Florida (collectively, the “Facilities”) as well the real property underlying the Facilities (the “Properties”). The Purchase Agreement is for the purchase of the Facilities, the Properties and all of Seller’s right, title and interest in all of the personal property located at the Properties, other than certain personal property described in Exhibit B attached to the Purchase Agreement, such as cash and the tradenames and books and records of Seller. The Company’s indirect wholly-owned subsidiaries currently lease the Properties from Seller, and operate the Facilities, pursuant to an Master Lease dated as of May 13, 2015, as amended.

The purchase price for the Facilities and the Properties is $59,000,000. The Company paid a $3,000,000 deposit (the “Deposit”) in June upon execution of a letter of intent with Seller as part of the Trillium transaction, and the Company will receive a credit at closing against the purchase price in the amount of the Deposit. If the Purchase Agreement is terminated prior to closing for any reason other than breach of the Purchase Agreement by Seller, the Deposit will be paid to Seller as liquidated damages. The closing is to occur on March 1, 2022; provided, however, the Company may extend the March 1, 2022 closing date to no later than March 31, 2022, upon written notice to Seller prior to the February 15, 2022.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereunder are qualified in their entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. You are urged to read said exhibit attached hereto in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement of Purchase and Sale by and between Assisted 4 Living, Inc. and Crete Plus Five Property, L.L.C., Iowa Lincoln County Property, L.L.C., Muscatine Toledo Properties, L.L.C. and Avery Street Property, L.L.C., entered into as of October 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 18, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Janet Huffman
Janet Huffman, CFO